UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2011

SOUTHERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road	77056-5306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 989-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 16, 2011, at 9:00 a.m. Eastern time, the Company and ETE held a joint conference call.  A copy of the transcript of that call is attached as Exhibit 99.1 hereof and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Transcript of Joint Southern Union Company and Energy Transfer Equity, L.P. conference call on June 16, 2011 at 9:00 a.m. Eastern time.

*                 In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Exhibit 99.1 shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY

June 16, 2011	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President, Assistant General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Transcript of Joint Southern Union Company and Energy Transfer Equity, L.P. conference call on June 16, 2011 at 9:00 a.m. Eastern time.

*                 In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Exhibit 99.1 shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.